UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 09, 2026

CRYO-CELL INTERNATIONAL, INC.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-40767	22-3023093
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

700 Brooker Creek Blvd. Suite 1800
Oldsmar, Florida		34677
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: 813 749-2100

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	CCEL	NYSE American LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On March 9, 2026, Cryo-Cell International, Inc. (“Cryo-Cell”) received a written notice (the “Notice”) from NYSE American LLC (“NYSE American”) indicating that the Company is not in compliance with the continued listing standards set forth in Section 1003 (a) of the NYSE American Company Guide.

The Notice has no immediate effect on the listing or trading of the Company’s common stock, which will continue to trade on the NYSE American under the symbol “CCEL” while the Company pursues a plan to regain compliance.

In accordance with NYSE American procedures, the Company intends to submit a plan of compliance to NYSE American by April 8, 2026, addressing how it intends to regain compliance with the continued listing standards. If the plan is accepted, NYSE American may grant the Company an extension of time to regain compliance.

The Company is currently evaluating its options to regain compliance with the NYSE American continued listing standards. However, there can be no assurance that NYSE American will accept the Company’s plan or that the Company will be able to regain compliance within any extension period that may be granted.

Item 7.01 – Regulation FD Disclosure

On March 12, 2026, the Company issued a press release announcing that it had received a notice from NYSE American LLC indicating that the Company is not in compliance with certain continued listing standards of NYSE American. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference. The information furnished pursuant to this Item 7.01, including Exhibit 99.1, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, except as expressly set forth by specific reference in such filing.

Item 9.01 Financial Statements And Exhibits.

(d) Exhibits

Exhibit No.	Description
99.1	Press Release dated March 12, 2026 announcing receipt of the notice
104	Cover page Interactive Data File (embedded in the cover page formatted in Inline XBRL)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Cryo-Cell International, Inc.

Date:	March 12, 2026	By:	/s/ David Portnoy
David Portnoy, Chairman and Co-CEO